EXHIBIT 99.5

[LOGO] UBS Investment
           Bank
ARM Summary
Group 2; .
================================================================================


Summary

Total Balance: $27,195,940.87
Avg Loan Balance: $204,480.76
WA Gross Rate: 5.948%
WA Net Rate: 5.585%
WA FICO: 720
WA LTV: 81
WA Rem Term: 358
WA Months to Reset: 51
As of Date: 2005-06-01
WA Gross Margin: 2.716%
WA First Periodic Cap: 4.3%
WA Max Rate: 12.15%
IO%: 79%
Cal %: 25%

------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Current Principal Balance        Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
$50,000.01 - $100,000.00            12     1,030,422        3.79      5.960        5.585        709      78.09      95.11     47.69
$100,000.01 - $150,000.00           21     2,612,493        9.61      6.543        6.143        720      81.18      94.06     26.13
$150,000.01 - $200,000.00           33     5,917,688       21.76      5.915        5.555        731      79.67      96.07     31.90
$200,000.01 - $250,000.00           35     7,803,602       28.69      5.914        5.558        724      79.68      95.29     28.36
$250,000.01 - $300,000.00           20     5,455,535       20.06      5.900        5.525        711      81.24      96.18     30.32
$300,000.01 - $359,699.00            9     2,931,835       10.78      5.102        4.783        731      80.41      89.00     55.41
$359,699.01 - $600,000.00            3     1,444,366        5.31      7.075        6.700        661      87.47      87.47      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             133    27,195,941      100.00      5.948        5.585        720      80.57      94.42     31.45
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $68,000.00
Maximum: $575,076.03
Average: $204,480.76
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Loan Servicers                   Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Cendant                              1       105,374        0.39      4.875        4.500        712      79.98      79.98      0.00
GMAC Mortgage                       27     6,089,738       22.39      5.800        5.433        716      81.63      92.10     31.38
Greenpoint                           4       664,800        2.44      6.320        6.070        711      80.00      96.51      0.00
Indymac                             89    17,688,787       65.04      6.034        5.659        717      80.57      96.36     23.21
National City Mortgage              11     2,512,611        9.24      5.499        5.249        751      77.23      86.24     95.62
PrimeWest                            1       134,631        0.50      8.695        7.500        716      97.54      97.54    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             133    27,195,941      100.00      5.948        5.585        720      80.57      94.42     31.45
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                  Page 1 of 8

[LOGO] UBS Investment
           Bank
ARM Summary
Group 2; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Loan Originators                 Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Cendant Mortgage                     1       105,374        0.39      4.875        4.500        712      79.98      79.98      0.00
First Saving                         1       318,650        1.17      3.250        2.875        737      79.99      89.98      0.00
Greenpoint Mortgage
Corporation                          4       664,800        2.44      6.320        6.070        711      80.00      96.51      0.00
Indymac                             89    17,688,787       65.04      6.034        5.659        717      80.57      96.36     23.21
Market Street                        1       280,000        1.03      5.125        4.750        738      80.00      89.43    100.00
Mortgage IT                          7     1,203,641        4.43      5.798        5.423        755      80.00     100.04     69.03
Nat City Mortgage                   11     2,512,611        9.24      5.499        5.249        751      77.23      86.24     95.62
Ohio Savings Bank                    1       347,713        1.28      5.250        5.000        773      79.09      79.09    100.00
Southstar                            2       320,600        1.18      5.313        4.938        687      79.99     100.00    100.00
UBS Conduit                         15     3,619,133       13.31      6.174        5.799        697      82.83      90.40      3.65
UCMC                                 1       134,631        0.50      8.695        7.500        716      97.54      97.54    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             133    27,195,941      100.00      5.948        5.585        720      80.57      94.42     31.45
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Current Gross Rate               Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
3.500% or less                       2       641,550        2.36      3.313        2.938        700      79.97      84.93      0.00
4.001% - 4.500%                      3       698,136        2.57      4.338        4.008        738      76.64      86.70     35.37
4.501% - 5.000%                      7     1,199,209        4.41      4.805        4.447        752      79.97      94.01     73.27
5.001% - 5.500%                     26     5,714,049       21.01      5.349        5.007        734      81.12      92.62     49.76
5.501% - 6.000%                     30     6,251,105       22.99      5.822        5.456        735      79.24      96.32     46.23
6.001% - 6.500%                     39     7,648,000       28.12      6.335        5.979        705      79.99      95.82     13.90
6.501% - 7.000%                     17     3,015,297       11.09      6.816        6.441        711      82.03      96.02      9.87
7.001% or more                       9     2,028,595        7.46      7.333        6.903        678      85.01      91.86     16.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                             133    27,195,941      100.00      5.948        5.585        720      80.57      94.42     31.45
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.250%
Maximum: 8.695%
Weighted Average: 5.948%


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Gross Margin                     Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
2.000% or less                       2       641,550        2.36      3.313        2.938        700      79.97      84.93      0.00
2.001% - 2.250%                     27     5,311,891       19.53      5.657        5.357        743      79.06      92.38     72.18
2.251% - 2.500%                      2       453,087        1.67      5.163        4.884        759      79.30      79.30     76.74
2.501% - 2.750%                     89    17,656,149       64.92      6.019        5.644        717      80.33      96.15     23.25
3.001% - 3.250%                      7     1,918,365        7.05      7.183        6.808        681      83.28      91.12      6.88
3.501% - 3.750%                      3       626,109        2.30      5.250        4.875        714      90.10      93.37      0.00
3.751% - 4.000%                      1       271,760        1.00      5.250        4.875        717      80.00      90.00      0.00
4.501% - 4.750%                      1       182,400        0.67      7.125        6.750        735      80.00     100.00      0.00
4.751% - 5.000%                      1       134,631        0.50      8.695        7.500        716      97.54      97.54    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             133    27,195,941      100.00      5.948        5.585        720      80.57      94.42     31.45
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.500%
Maximum: 5.000%
Weighted Average: 2.716%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                  Page 2 of 8

[LOGO] UBS Investment
           Bank
ARM Summary
Group 2; .
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Current Net Rate                 Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
3.500% or less                       2       641,550        2.36      3.313        2.938        700      79.97      84.93      0.00
3.501% - 4.000%                      2       451,200        1.66      4.250        3.875        719      74.80      90.37      0.00
4.001% - 4.500%                      6     1,189,810        4.37      4.717        4.368        764      79.99      90.50     73.06
4.501% - 5.000%                     18     3,853,428       14.17      5.245        4.910        727      82.27      92.85     61.76
5.001% - 5.500%                     32     6,641,868       24.42      5.669        5.304        742      78.93      94.48     44.80
5.501% - 6.000%                     36     7,136,354       26.24      6.205        5.852        714      79.21      97.17     21.03
6.001% - 6.500%                     24     4,695,623       17.27      6.641        6.272        701      82.48      95.04     10.51
6.501% - 7.000%                     11     2,032,187        7.47      7.091        6.716        683      80.74      92.00      9.84
7.001% or more                       2       553,921        2.04      7.885        7.311        697      95.62      95.62     24.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                             133    27,195,941      100.00      5.948        5.585        720      80.57      94.42     31.45
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.875%
Maximum: 7.500%
Weighted Average: 5.585%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Amortization Type                Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Interest Only                      103    21,494,492       79.04      5.885        5.531        723      79.99      94.87     34.86
Fully Amortizing                    30     5,701,449       20.96      6.183        5.789        709      82.72      92.73     18.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                             133    27,195,941      100.00      5.948        5.585        720      80.57      94.42     31.45
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Remaining Months to maturity     Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
301 - 330                            1       134,631        0.50      8.695        7.500        716      97.54      97.54    100.00
351 - 355                            8     1,707,775        6.28      4.704        4.363        710      82.60      86.86     41.00
356 - 360                          124    25,353,534       93.23      6.017        5.657        720      80.34      94.91     30.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                             133    27,195,941      100.00      5.948        5.585        720      80.57      94.42     31.45
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 327
Maximum: 360
Weighted Average: 358
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Seasoning                        Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0 <=                                19     3,876,500       14.25      5.966        5.591        721      80.18      98.39     30.63
1 - 6                              111    23,005,036       84.59      5.937        5.581        719      80.54      93.78     31.11
7 - 12                               2       179,774        0.66      4.875        4.500        743      79.99      88.53     41.39
25 - 36                              1       134,631        0.50      8.695        7.500        716      97.54      97.54    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             133    27,195,941      100.00      5.948        5.585        720      80.57      94.42     31.45
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                  Page 3 of 8

[LOGO] UBS Investment
           Bank
ARM Summary
Group 2; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Index for loans                  Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
1 YR CMT                            52    11,098,713       40.81      5.961        5.586        711      80.14      96.48     19.37
1 YR LIBOR                          13     2,965,698       10.90      5.447        5.193        752      77.54      85.18     92.74
6 MO LIBOR                          68    13,131,530       48.28      6.049        5.672        719      81.61      94.77     27.82
------------------------------------------------------------------------------------------------------------------------------------
Total:                             133    27,195,941      100.00      5.948        5.585        720      80.57      94.42     31.45
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Months to Roll                   Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
6 or less                            8     1,774,050        6.52      4.755        4.317        708      83.56      88.04      7.59
13 - 24                              7     1,591,289        5.85      6.962        6.587        708      83.95      96.52      0.00
25 - 36                             48     9,779,264       35.96      5.946        5.589        717      79.73      96.01     27.74
37 - 60                             37     7,938,914       29.19      6.049        5.685        710      81.02      95.18     36.13
61 - 84                             26     4,696,278       17.27      5.991        5.622        737      80.91      95.03     32.63
85 - 120                             7     1,416,146        5.21      5.602        5.334        763      75.10      82.82     92.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                             133    27,195,941      100.00      5.948        5.585        720      80.57      94.42     31.45
------------------------------------------------------------------------------------------------------------------------------------
Average AS OF: 2005-06-01
Minimum: 1
Maximum: 119
Weighted Average: 51
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
First Adjustment Cap             Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
1.000%                               2       304,699        1.12      4.922        4.547        676      72.30      79.02      0.00
2.000%                               4       882,896        3.25      5.790        5.396        740      82.67      91.17    100.00
3.000%                              43     9,095,088       33.44      6.193        5.818        712      80.40      96.17     14.67
4.000%                               1       159,200        0.59      5.250        4.875        715      80.00     100.00    100.00
5.000%                              70    13,867,984       50.99      6.015        5.662        721      80.41      94.16     36.05
6.000%                              12     2,729,684       10.04      5.036        4.677        736      81.33      92.33     43.18
6.750%                               1       156,390        0.58      5.250        4.875        775      95.00      95.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             133    27,195,941      100.00      5.948        5.585        720      80.57      94.42     31.45
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.750%
Weighted Average: 4.294%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                  Page 4 of 8

[LOGO] UBS Investment
           Bank
ARM Summary
Group 2; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Lifetime Maximum Rate            Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
9.501% - 10.000%                     1       105,374        0.39      4.875        4.500        712      79.98      79.98      0.00
10.001% - 10.500%                   10     2,363,103        8.69      5.051        4.751        744      80.00      91.19     85.14
10.501% - 11.000%                    7     1,203,836        4.43      4.874        4.527        760      78.09      92.08     72.99
11.001% - 11.500%                   16     3,541,193       13.02      5.529        5.184        733      78.69      91.77     44.29
11.501% - 12.000%                   31     6,616,144       24.33      5.688        5.319        735      79.98      96.60     43.68
12.001% or more                     68    13,366,291       49.15      6.451        6.074        700      81.68      94.94      9.02
------------------------------------------------------------------------------------------------------------------------------------
Total:                             133    27,195,941      100.00      5.948        5.585        720      80.57      94.42     31.45
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 9.875%
Maximum: 17.250%
Weighted Average: 12.148%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
Distribution                        of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
by IO only terms                 Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0                                   30     5,701,449       20.96      6.183        5.789        709      82.72      92.73     18.61
24                                   2       333,600        1.23      5.811        5.436        772      80.00      95.92      0.00
36                                  38     7,681,550       28.25      5.879        5.516        720      79.87      98.03     29.65
60                                  28     6,624,207       24.36      6.065        5.702        711      81.11      94.96     37.14
84                                  17     3,278,480       12.06      6.098        5.732        736      80.85      94.34     25.87
120                                 18     3,576,655       13.15      5.378        5.069        731      77.40      88.28     53.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                             133    27,195,941      100.00      5.948        5.585        720      80.57      94.42     31.45
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
Original                            of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Prepayment Penalty Term          Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0                                   36     8,190,876       30.12      5.821        5.484        724      80.65      89.76     43.84
24                                   5       662,111        2.43      6.004        5.629        701      80.00      98.99     24.38
36                                  91    18,183,753       66.86      6.009        5.635        718      80.55      96.30     25.53
60                                   1       159,200        0.59      5.250        4.875        715      80.00     100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             133    27,195,941      100.00      5.948        5.585        720      80.57      94.42     31.45
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                  Page 5 of 8

[LOGO] UBS Investment
           Bank
ARM Summary
Group 2; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Original LTV                     Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
50.01% - 55.00%                      1       171,979        0.63      6.250        6.000        713      52.82      52.82    100.00
55.01% - 60.00%                      2       210,000        0.77      4.970        4.661        746      58.07      58.07      0.00
60.01% - 65.00%                      1       186,500        0.69      5.500        5.125        777      63.22      63.22      0.00
65.01% - 70.00%                      1       224,000        0.82      5.625        5.250        775      68.92      68.92      0.00
70.01% - 75.00%                      2       295,875        1.09      6.256        5.881        693      75.00      88.00      0.00
75.01% - 80.00%                    114    23,433,567       86.17      5.892        5.535        722      79.97      95.88     34.01
80.01% - 85.00%                      1       314,500        1.16      6.500        6.125        759      85.00      85.00      0.00
85.01% - 90.00%                      4       957,240        3.52      6.156        5.781        651      90.00      90.00     29.05
90.01% - 95.00%                      6     1,267,648        4.66      6.557        6.182        710      95.00      95.00      0.00
95.01% - 100.00%                     1       134,631        0.50      8.695        7.500        716      97.54      97.54    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             133    27,195,941      100.00      5.948        5.585        720      80.57      94.42     31.45
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 52.82
Maximum: 97.54
Weighted Average: 80.57
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Combined LTV                     Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
50.01% - 55.00%                      1       171,979        0.63      6.250        6.000        713      52.82      52.82    100.00
55.01% - 60.00%                      2       210,000        0.77      4.970        4.661        746      58.07      58.07      0.00
60.01% - 65.00%                      1       186,500        0.69      5.500        5.125        777      63.22      63.22      0.00
65.01% - 70.00%                      1       224,000        0.82      5.625        5.250        775      68.92      68.92      0.00
70.01% - 75.00%                      1       103,500        0.38      6.500        6.125        644      75.00      75.00      0.00
75.01% - 80.00%                      9     2,409,999        8.86      5.563        5.231        724      79.86      79.86     33.97
80.01% - 85.00%                      1       314,500        1.16      6.500        6.125        759      85.00      85.00      0.00
85.01% - 90.00%                     15     3,734,794       13.73      5.588        5.238        700      82.56      89.65     37.10
90.01% - 95.00%                     23     5,011,505       18.43      6.151        5.807        711      83.60      94.88     40.30
95.01% - 100.00%                    78    14,754,764       54.25      6.043        5.665        724      80.13      99.94     27.67
100.01% or more                      1        74,400        0.27      4.875        4.500        788      80.00     100.65    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             133    27,195,941      100.00      5.948        5.585        720      80.57      94.42     31.45
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 52.82
Maximum: 100.65
Weighted Average: 94.42
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
Geographical                        of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Distribution (Top 5)             Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
California                          28     6,870,340       25.26      5.798        5.429        723      80.88      94.48     22.77
Florida                             21     3,229,929       11.88      6.192        5.817        711      80.19      91.63     13.60
Virginia                            14     3,113,779       11.45      6.089        5.744        705      77.77      94.53     27.82
New Jersey                           7     1,811,405        6.66      6.801        6.450        709      83.47      95.48     30.42
Nevada                               6     1,437,764        5.29      6.034        5.676        674      84.70      97.14     34.61
Other                               57    10,732,724       39.46      5.773        5.411        732      80.24      94.64     43.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                             133    27,195,941      100.00      5.948        5.585        720      80.57      94.42     31.45
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                  Page 6 of 8

[LOGO] UBS Investment
           Bank
ARM Summary
Group 2; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
California loan breakdown        Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
North CA                             7     1,884,278        6.93      6.051        5.697        709      82.39      93.75     44.49
South CA                            21     4,986,062       18.33      5.702        5.327        728      80.31      94.76     14.57
States Not CA                      105    20,325,601       74.74      5.998        5.638        719      80.46      94.40     34.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                             133    27,195,941      100.00      5.948        5.585        720      80.57      94.42     31.45
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Top 10 Zip Codes                 Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
33160                                5       805,659        2.96      5.554        5.179        698      77.09      88.69     16.38
11204                                1       575,076        2.11      7.125        6.750        659      80.00      80.00      0.00
89113                                2       539,300        1.98      5.859        5.484        642      85.16      94.84     51.57
90014                                2       527,920        1.94      6.088        5.713        690      80.00      92.16     43.17
22193                                2       521,600        1.92      6.194        5.819        684      80.00     100.00      0.00
22305                                2       494,200        1.82      5.842        5.526        755      80.00      97.63     47.39
94601                                1       450,000        1.65      6.500        6.125        636      90.00      90.00      0.00
07114                                1       419,290        1.54      7.625        7.250        691      95.00      95.00      0.00
92879                                2       397,600        1.46      5.812        5.437        722      80.00     100.00      0.00
20109                                2       394,400        1.45      6.311        5.936        654      80.00      97.52     49.70
Other                              113    22,070,896       81.16      5.880        5.518        728      80.19      94.77     33.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                             133    27,195,941      100.00      5.948        5.585        720      80.57      94.42     31.45
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
FICO Scores                      Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
601 - 620                            1       196,000        0.72      6.500        6.125        620      80.00      95.00    100.00
621 - 640                            3       796,100        2.93      6.160        5.785        631      89.15      90.85     43.47
641 - 660                           10     2,375,434        8.73      6.637        6.262        653      79.78      90.64     32.17
661 - 680                           16     3,174,853       11.67      5.941        5.566        669      79.99      96.94      6.94
681 - 700                           18     3,586,556       13.19      6.226        5.864        691      81.95      95.61     28.67
701 - 720                           18     3,337,289       12.27      6.133        5.736        714      81.68      94.20     13.96
721 - 740                           16     3,299,843       12.13      5.536        5.185        732      79.99      97.08     22.84
741 - 760                           20     4,234,521       15.57      5.856        5.510        748      80.36      96.21     48.02
761 or more                         31     6,195,346       22.78      5.663        5.313        780      79.12      91.81     44.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                             133    27,195,941      100.00      5.948        5.585        720      80.57      94.42     31.45
------------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than
400): 620
Maximum: 809
Weighted Average: 720
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                  Page 7 of 8

[LOGO] UBS Investment
           Bank
ARM Summary
Group 2; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Mortgage Properties              Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Townhouse                            5     1,029,020        3.78      5.857        5.482        774      80.00      99.27     41.04
Condominium                         34     6,636,956       24.40      5.752        5.378        725      79.48      93.44     39.78
PUD                                 27     5,508,712       20.26      5.856        5.506        724      80.20      93.35     38.85
Single Family                       55    10,522,981       38.69      5.843        5.479        718      80.66      95.50     25.57
Two- to Four Family                 12     3,498,272       12.86      6.804        6.452        693      83.08      93.28     18.89
------------------------------------------------------------------------------------------------------------------------------------
Total:                             133    27,195,941      100.00      5.948        5.585        720      80.57      94.42     31.45
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Occupancy types                  Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Primary                            133    27,195,941      100.00      5.948        5.585        720      80.57      94.42     31.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                             133    27,195,941      100.00      5.948        5.585        720      80.57      94.42     31.45
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Loan Purpose                     Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Purchase                           133    27,195,941      100.00      5.948        5.585        720      80.57      94.42     31.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                             133    27,195,941      100.00      5.948        5.585        720      80.57      94.42     31.45
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Document Type                    Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Full                                43     8,553,813       31.45      5.682        5.334        730      79.97      94.04    100.00
Limited                              1        74,340        0.27      5.500        5.125        764      90.00      90.00      0.00
No Doc                              12     2,423,792        8.91      6.651        6.276        712      83.39      84.22      0.00
Reduced                             72    14,803,611       54.43      5.934        5.566        715      79.76      96.15      0.00
Stated Doc                           5     1,340,385        4.93      6.546        6.171        713      87.66      96.39      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             133    27,195,941      100.00      5.948        5.585        720      80.57      94.42     31.45
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                  Page 8 of 8